UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 9, 2013

HARLAND CLARKE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-133253	84-1696500
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10931 Laureate Drive, San Antonio, Texas		78249
(Address of principal executive offices)		(Zip code)

(210) 697-8888
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Harland Clarke Holdings Corp. (the “Company,” or “we”) is scheduling a lender presentation on April 10, 2013 in anticipation of a possible $750 million term loan syndication, proceeds from which would be used to refinance its outstanding term loans that mature in 2014 and fund estimated fees and expenses. In connection with this possible refinancing transaction, the Company has disclosed the following additional information in respect of its fiscal quarter ended March 31, 2013:

(Dollars in millions)

	Q1 2012	Q1 2013 Estimate			2012	LTM Q1 2013 Estimate
		Range				Range
Adjusted Revenues
Harland Clarke	$289.5	$274.0	-	$277.0	$1,112.8	$1,097.3	-	$1,100.3
Harland Financial Solutions	69.7	76.0	-	78.0	296.7	303.0	-	305.0
Scantron	34.6	30.7	-	32.3	125.6	121.7	-	123.3
Faneuil	38.6	38.5	-	40.5	160.1	160.0	-	162.0
Eliminations	(0.5)	(0.9)	-	(0.5)	(2.3)	(2.7)	-	(2.3)
Total	$431.9	$418.3	-	$427.3	$1,692.9	$1,679.3	-	$1,688.3

Adjusted EBITDA
Harland Clarke	$84.7	$90.0	-	$92.0	$350.0	$355.3	-	$357.3
Harland Financial Solutions	19.0	27.0	-	27.5	100.5	108.5	-	109.0
Scantron	7.8	7.0	-	8.0	32.2	31.4	-	32.4
Faneuil	5.8	5.0	-	6.0	29.1	28.3	-	29.3
Corporate	(3.8)	(4.0)	-	(3.5)	(15.9)	(16.1)	-	(15.6)
Total excl. GS / SK12	113.5	125.0	-	130.0	495.9	507.4	-	512.4

GlobalScholar / Spectrum K12	(8.8)	(6.5)	-	(6.0)	(17.2)	(14.9)	-	(14.4)

Total	$104.7	$118.5	-	$124.0	$478.7	$492.5	-	$498.0

Capital expenditures	$19.7	$15.0	-	$17.0	$57.8	$53.1	-	$55.1

The preliminary financial and other data set forth above has been prepared by, and is the responsibility of, our management. The foregoing information and estimates have not been compiled or examined by our independent auditors nor have our independent auditors performed any procedures with respect to this information or expressed any opinion or any form of assurance on such information. In addition, the foregoing information and estimates are subject to revision as we prepare our financial statements and other disclosures as of and for the first quarter of 2013, including all disclosures required by U.S. GAAP. Because we have not completed our normal quarterly closing and review procedures for the first quarter of 2013, and subsequent events may occur that require material adjustments to these results, the final results and other disclosures for the first quarter of 2013 may differ materially from these estimates. These estimates should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP or as a measure of performance. In addition, these estimated results of operations and other data are not necessarily indicative of the results to be achieved for any future period. The preliminary financial and other data set forth above is being furnished for informational purposes only and does not constitute the offering of any securities of the Company or its subsidiaries. Adjusted EBITDA as used in this report has been calculated on a basis that is consistent with the way the Company has calculated Adjusted EBITDA in its prior earnings releases. No reconciliations of Adjusted EBITDA to GAAP measures are provided because they are not reasonably available at this time.

The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward looking statements that reflect management’s current assumptions and estimates of future performance and economic conditions. These statements are subject to a number of risks and uncertainties, many of which are beyond our control. All statements other than statements of historical facts included in this Current Report on Form 8-K, including those regarding our strategy, future operations, financial position, estimated revenues, projected costs, projections, prospects, plans and objectives of management, are forward looking statements. When used in this Current Report on Form 8-K, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are intended to identify forward looking statements, although not all forward looking statements contain such identifying words. All forward looking statements speak only as of the date of this Current Report on Form 8-K. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward looking statements we make in this Current Report on Form 8-K are reasonable, such plans, intentions or expectations may not be achieved. Such forward-looking statements are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those projected, stated or implied by the forward-looking statements. In addition, we encourage you to read the summaries of critical accounting policies in the Company’s Annual Report on 10-K and Quarterly Report on 10-Q.

The factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward looking statements contained in this Current Report on Form 8-K include:

—	our substantial indebtedness;
—
further adverse changes in or worsening of general economic and industry conditions, including the depth and length of the economic downturn and higher unemployment, which could result in more rapid declines in product sales and/or pricing pressure and reductions in information technology budgets which could result in adverse effects on our businesses;

—
weak economic conditions and declines in the financial performance of our business that may result in material impairment charges, which could have a negative effect on the Company's earnings, total assets and market prices of the Company's outstanding securities;

—	our ability to generate sufficient cash in the future that affects our ability to make payments on our indebtedness;
—	our ability to incur substantially more debt that could exacerbate the risks associated with our substantial leverage;
—	covenant restrictions under our indebtedness that may limit our ability to operate our businesses and react to market changes;
—	increases in interest rates;
—
the maturity of the paper check industry, including a faster than anticipated decline in check usage due to increasing use of alternative payment methods, decreased consumer spending and other factors and our ability to grow non-check related product lines;

—	consolidation among financial institutions;
—	adverse changes or failures or consolidation of the large financial institution clients on which we depend, resulting in decreased revenues and/or pricing pressure;
—	intense competition in all areas of our businesses;
—	our ability to successfully integrate and manage recent acquisitions as well as future acquisitions;
—	our ability to implement any or all components of our business strategy;
—	interruptions or adverse changes in our vendor or supplier relationships;
—	increased production and delivery costs;
—	fluctuations in the costs of raw materials and other supplies;
—	our ability to attract, hire and retain qualified personnel;
—	technological improvements that may reduce any advantage over other providers in our respective industries;
—	our ability to protect customer or consumer data against data security breaches;
—	changes in legislation relating to consumer privacy protection that could increase our costs or limit our future business opportunities;
—	contracts with our clients relating to consumer privacy protection that could restrict our business;
—	our ability to protect our intellectual property rights;
—	our reliance on third-party providers for certain significant information technology needs;
—	software defects or cyber attacks that could harm our businesses and reputation;
—	sales and other taxes that could have adverse effects on our businesses;
—	the ability of our Harland Financial Solutions segment to achieve organic growth;
—	regulations governing the Harland Financial Solutions segment;
—	our ability to develop new products for our Scantron segment and to grow Scantron's web-based education business;
—	our ability to achieve VSOE of fair value for multiple-element arrangements for software businesses we have acquired or will acquire, which could affect the timing of recognition of revenue;
—	future warranty or product liability claims which could be costly to resolve and result in negative publicity;
—	government and school clients' budget deficits, which could have an adverse impact on our Scantron and Faneuil segments;
—	softness in direct mail response rates;
—	lower than expected cash flow from operations;
—	unfavorable foreign currency fluctuations;
—	the loss of one of our significant customers;
—	work stoppages and other labor disturbances; and
—	unanticipated internal control deficiencies or weaknesses.

You should read carefully the factors described in Harland Clarke Holdings’ Annual Report on Form 10-K and Quarterly Reports on 10-Q for a description of risks that could, among other things, cause actual results to differ from these forward looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.

Date: April 9, 2013	By:	/s/ Martin Wexler
Martin Wexler
Vice President and Treasurer